Exhibit 99.4

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Revenue
Minimum Rent	$65,663	$61,830	6.2%	$130,867	$123,312	6.1%
Percentage Rent	601	672	-10.6%	1,172	1,139	2.9%
Tenant Recoveries	10,301	10,308	-0.1%	20,566	20,246	1.6%
Other Property Related Revenue	6,650	4,536	46.6%	11,771	8,767	34.3%
Other Non-Property Related Revenue	1,608	1,889	-14.9%	2,707	3,653	-25.9%

Total Revenue	84,823	79,235	7.1%	167,083	157,117	6.3%
Operating Expenses
Property Operating Expenses:
General Operating Expenses	5,944	5,400	10.1%	11,719	10,683	9.7%
Salaries and Benefits	3,872	3,850	0.6%	7,519	7,638	-1.6%
Repairs and Maintenance	8,876	7,829	13.4%	17,115	14,939	14.6%
Taxes, Licenses, and Insurance	7,902	7,296	8.3%	15,847	14,843	6.8%

Total Property Operating Expenses	26,594	24,375	9.1%	52,200	48,103	8.5%
General and Administrative	5,262	4,472	17.7%	10,065	8,277	21.6%
Depreciation	20,112	17,245	16.6%	39,607	34,676	14.2%
Amortization	1,958	2,025	-3.3%	3,940	4,104	-4.0%

Total Operating Expenses	53,926	48,117	12.1%	105,812	95,160	11.2%

Income from Operations	30,897	31,118	-0.7%	61,271	61,957	-1.1%
Other Income (Expense)
Interest Expense	(17,184)	(15,223)	12.9%	(33,760)	(30,985)	9.0%
Income from Investments	5	57	-91.2%	90	401	-77.6%
Loss on Hedging Activities	(79)	—		(316)	(7)	4414.3%
Gain on Sale of Property	2,277	22,304	-89.8%	2,307	32,112	-92.8%
Other	167	32	421.9%	349	—

Total Other Expense	(14,814)	7,170	-306.6%	(31,330)	1,521	-2159.8%

Income before Minority Interest & Discontinued Operations	16,083	38,288	-58.0%	29,941	63,478	-52.8%
Minority Interest
Minority Interest in CRLP — Preferred	(2,218)	(2,218)	0.0%	(4,438)	(4,438)	0.0%
Minority Interest in CRLP — Common	(1,634)	(10,813)	-84.9%	(3,873)	(17,350)	-77.7%

Total Minority Interest	(3,852)	(13,031)	-70.4%	(8,311)	(21,788)	-61.9%

Income from Continuing Operations	12,231	25,257	-51.6%	21,630	41,690	-48.1%
Discontinued Operations
Income from Discontinued Operations	—	613	-100.0%	246	1,162	-78.8%
Gain on Disposal of Discontinued Operations	—	—		9,627	—
Minority Interest in Discontinued Operations	—	(206)	-100.0%	(3,272)	(394)	730.5%

Income from Discontinued Operations	—	407	-100.0%	6,601	768	759.5%

Net Income	12,231	25,664	-52.3%	28,231	42,458	-33.5%

Dividends to Preferred Shareholders	(3,973)	(3,890)	2.1%	(7,863)	(7,781)	1.1%
Preferred Share Issuance Costs	(4,451)	—		(4,451)	—

Net Income Available to Common Shareholders	$3,807	$21,774	-82.5%	$15,917	$34,677	-54.1%

Earnings per Share — Basic
Continuing Operations	$0.16	$0.97	-83.5%	$0.39	$1.56	-75.0%
Discontinued Operations	—	0.02	-100.0%	0.28	0.04	600.0%

EPS — Basic	$0.16	$0.99	-83.8%	$0.67	$1.60	-58.1%

Earnings per Share — Diluted
Continuing Operations	$0.15	$0.96	-84.4%	$0.39	$1.54	-74.7%
Discontinued Operations	—	0.02	-100.0%	0.28	0.03	833.3%

EPS — Diluted	$0.15	$0.97	-84.5%	$0.66	$1.58	-58.2%

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2003

SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended			Six Months Ended

($ in 000s, except per share data)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Net Income Available to Common Shareholders	$3,807	$21,774	-82.5%	$15,917	$34,677	-54.1%
Minority Interest in CRLP (Operating Ptr Unitholders)	1,634	11,019	-85.2%	7,145	17,744	-59.7%

Total	5,441	32,793	-83.4%	23,062	52,421	-56.0%
Adjustments — Consolidated Properties
Depreciation — Real Estate	19,806	17,286	14.6%	39,187	34,832	12.5%
Amortization — Real Estate	1,018	1,085	-6.2%	2,143	2,249	-4.7%
Remove: Gain/(Loss) on Sale of Property	(2,277)	(22,304)	-89.8%	(11,934)	(32,112)	-62.8%
Include: Gain/(Loss) on Sale of Undepreciated Property	2,004	228	778.9%	2,155	228	845.2%
Straight-Line Rents (Prior to 2003)	—	(439)	-100.0%	—	(781)	-100.0%
Marketing Fees (Prior to 2003)	—	1,167	-100.0%	—	1,658	-100.0%

Total Adjustments — Consolidated	20,551	(2,977)	-790.3%	31,551	6,074	419.4%
Adjustments — Unconsolidated Properties
Depreciation — Real Estate	942	603	56.2%	1,882	1,196	57.4%
Amortization — Real Estate	23	6	283.3%	55	11	400.0%
Remove: Gain/(Loss) on Sale of Property	(3)	—		(3)	—
Include: Gain/(Loss) on Sale of Undepreciated Property	—	—		—	—
Straight-Line Rents (Prior to 2003)	—	(12)	-100.0%	—	(22)	-100.0%

Total Adjustments — Unconsolidated	962	597	61.1%	1,934	1,185	63.2%

Funds from Operations	$26,954	$30,413	-11.4%	$56,547	$59,680	-5.2%

FFO per Share
Basic	$0.78	$0.92	-15.4%	$1.65	$1.82	-9.2%
Diluted	$0.77	$0.91	-15.2%	$1.64	$1.80	-9.0%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended			Six Months Ended

(shares and units in 000s)	6/30/2003	6/30/2002		6/30/2003	6/30/2002

Basic
Shares	24,312	22,040	10.3%	23,777	21,713	9.5%
Operating Partnership Units (OP Units)	10,420	11,129	-6.4%	10,497	11,136	-5.7%

Total Shares & OP Units	34,732	33,169	4.7%	34,274	32,849	4.3%
Dilutive Common Share Equivalents	250	319	-21.6%	204	265	-23.0%
Diluted
Shares	24,562	22,359	9.9%	23,981	21,978	9.1%
Total Shares & OP Units	34,982	33,488	4.5%	34,478	33,114	4.1%

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

NET INCOME TO COMMON SHAREHOLDERS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807			$15,916
Earnings per Share
- Basic	$0.60	$0.99	$0.54	$0.49	$2.61	$0.52	$0.16			$0.67
growth	122.2%	182.9%	-5.3%	-41.7%	28.6%	-13.1%	-84.2%			-57.9%
- Diluted	$0.60	$0.97	$0.53	$0.48	$2.58	$0.52	$0.15			$0.66
growth	122.2%	177.1%	-7.0%	-42.2%	27.7%	-13.8%	-84.0%			-58.0%

FUNDS FROM OPERATIONS RECONCILIATION

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807	$15,916
Minority Int. in CRLP (Cont & Disc)	6,725	11,019	5,769	5,143	28,656	5,512	1,634	7,146

Total	19,630	32,793	17,873	16,172	86,468	17,621	5,441	23,062
Adjustments — Consolidated
Depreciation — Real Estate	17,546	17,286	18,214	19,403	72,449	19,381	19,806	39,187
Amortization — Real Estate	1,164	1,085	1,192	1,516	4,957	1,125	1,018	2,143
Extraordinary (Income)/Loss	—	—	—	—	—	—	—	—
’-’:(Gain)/Loss-Sale of Prop	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,656)	(2,277)	(11,934)
’+’:Gain/(Loss)-Undeprec Prop	—	228	741	2,627	3,596	151	2,004	2,155
Strt Line Rents (Prior to 2003)	(342)	(439)	(588)	(710)	(2,079)	—	—	—
Marketing Fees (Prior to 2003)	491	1,167	—	—	1,658	—	—	—

Total Adjustments — Cons	9,051	(2,977)	12,877	20,079	39,029	11,001	20,551	31,551
Adjustments — Unconsolidated
Depreciation — Real Estate	593	603	622	885	2,703	940	942	1,882
Amortization — Real Estate	5	6	6	50	67	32	23	55
Extraordinary (Income)/Loss	—	—	—		—	—	—	—
’-’:(Gain)/Loss-Sale of Prop	—	—	—	(580)	(580)	—	(3)	(3)
’+’:Gain/(Loss)-Undeprec Prop	—	—	—	—	—	—	—	—
Strt Line Rents (Prior to 2003)	(10)	(12)	(1)	(12)	(35)	—	—	—

Total Adjustments — Uncons	588	597	627	343	2,155	972	962	1,934

Funds from Operations	$29,269	$30,413	$31,377	$36,594	$127,652	$29,593	$26,954	$56,547

FFO Per Share
- Basic	$0.90	$0.92	$0.94	$1.09	$3.85	$0.88	$0.78	$1.65
growth	12.5%	3.4%	-1.1%	-6.0%	1.3%	-2.7%	-15.4%	-9.2%
- Diluted	$0.89	$0.91	$0.93	$1.08	$3.82	$0.87	$0.77	$1.64
growth	12.4%	2.6%	-1.4%	-6.5%	1.0%	-2.6%	-15.2%	-9.0%

Pursuant to the definition of Funds from Operations (“FFO”) adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), FFO is calculated by adjusting net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis.

The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. FFO is a widely recognized measure in the Company’s industry. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, or as an indicator of our ability to make cash distributions.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

DIVIDEND SUMMARY

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Price per Share (End of Period)	$34.45	$38.95	$36.18	$33.94		$33.08	$35.19
Dividend Per Share	$0.66	$0.66	$0.66	$0.66	$2.64	$0.665	$0.665			$1.330
Dividend Yield (End of Period)	7.7%	6.8%	7.3%	7.8%		8.0%	7.6%
Payout
Dividend/EPS — Diluted	110.0%	68.0%	124.5%	137.5%	102.3%	128.5%	429.0%			201.5%
Dividend/FFO — Diluted	73.8%	72.7%	70.9%	60.9%	69.1%	76.4%	86.3%			81.1%

See Funds from Operations Reconciliation on page 8 for a reconcilation of FFO to earnings. Dividend/FFO — Diluted is useful to investors as an additional measure to determine the Company’s ability to pay its dividend.

SHARES & UNITS

Shares
Basic — Weighted Avg	21,382	22,040	22,517	22,659	22,154	23,236	24,312	23,777
Diluted — Weighted Avg	21,600	22,359	22,800	22,886	22,408	23,405	24,562	23,981
Outstanding (End of Period)	21,891	22,418	22,573	22,850		23,529	25,882
Units
Weighted Avg	11,144	11,129	10,909	10,885		10,576	10,420
Outstanding (End of Period)	11,143	10,913	10,902	10,789		10,420	10,420
Shares & Units
Basic — Weighted Avg	32,526	33,169	33,426	33,544	33,170	33,812	34,732	34,274
Diluted — Weighted Avg	32,744	33,488	33,709	33,771	33,424	33,981	34,982	34,478
Outstanding (End of Period)	33,034	33,331	33,475	33,639		33,949	36,302

SEGMENT DATA SUMMARY*(1)

Same-Property Portfolio*(2)
Divisional Revenues	71,607	72,306	71,545	75,067	290,524	70,813	70,253	141,066
Divisional Expenses	21,687	22,582	21,956	22,094	88,319	22,112	22,930	45,042

Divisional NOI	49,920	49,724	49,588	52,973	202,205	48,701	47,323	96,024

Divisional NOI Margin	69.7%	68.8%	69.3%	70.6%	69.6%	68.8%	67.4%	68.1%
growth*(3,4)	1.4%	-3.9%	-3.1%	-4.4%	-2.6%	-2.4%	-4.8%	-3.6%
Same-Property without LBOs
Lease Buyouts (LBOs)	(396)	(605)	(1,753)	(822)	(3,575)	(636)	(187)	(823)

Divisional NOI w/o LBOs	49,524	49,119	47,835	52,152	198,630	48,065	47,136	95,200

growth w/o buyouts						-2.9%	-4.0%	-3.5%

Same-Property growth without the effects of lease buyouts is useful to investors as an additional indicator as to the Company’s operating performance because buyouts of commercial leases can fluctuate from quarter to quarter and year to year.

Total Portfolio
Divisional Revenues*(3)	80,733	81,859	83,960	90,999	337,552	85,911	87,162	173,073
Divisional Expenses	25,483	26,267	25,995	27,410	105,155	27,489	28,274	55,763

Divisional NOI	55,250	55,592	57,964	63,590	232,396	58,422	58,888	117,310

Divisional NOI Margin	68.4%	67.9%	69.0%	69.9%	68.8%	68.0%	67.6%	67.8%
growth*(4)	0.8%	-2.1%	3.0%	6.0%	2.0%	5.7%	5.9%	5.8%

Notes:

(1)	See Segment Data and Reconciliation beginning on page 10.

(2)	The 2002 same-property data reflects results of the 2003 same-property portfolio, as adjusted for dispositions during year and including straight-line rents.

(3)	The 2002 same-property growth reflects performance of the 2002 same-property portfolio.

(4)	2002 Actuals have been restated to include the effects of straight-line rents for comparative purposes.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

EBITDA RECONCILIATION

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

Net Income to Common S/H	$12,905	$21,774	$12,104	$11,029	$57,812	$12,109	$3,807			$15,916
Consolidated
Minority Interest	6,725	11,019	5,769	5,143	28,656	5,512	1,634			7,146
(Inc)/Loss — Uncons. Assets	(344)	(57)	(585)	(982)	(1,968)	(88)	(181)			(269)
ITDA from Disc Ops *(1)	371	45	282	225	923	194	—			194
Preferred Dividends	6,110	6,110	6,110	6,110	24,438	6,110	6,192			12,301
Preferred Share Issuance Costs					—	—	4,451			4,451
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184			33,760
Income Tax Expense	33	(33)	—	618	618	(181)	(167)			(348)
Depreciation & Amortization	19,510	19,270	20,421	22,415	81,616	21,476	21,805			43,281
(Gain)/Loss on Sale (Cont & Disc)	(9,808)	(22,304)	(6,683)	(2,758)	(41,552)	(9,656)	(2,277)			(11,934)
Gain/(Loss)-Undeprec Prop *(2,3)	—	228	741	2,403	3,372	151	2,004			2,155

EBITDA from Consolidated Props	51,264	51,274	54,979	61,663	219,180	52,202	54,451			106,653

Unconsolidated
Reverse: Inc/(Loss) — Uncons	344	57	585	982	1,968	88	181			269
Interest Expense	884	925	918	1,150	3,877	1,199	1,200			2,399
Income Tax Expense	—	—	—	—	—	—	—			—
Depreciation & Amortization	617	634	653	942	2,846	1,129	843			1,972
(Gain)/Loss on Sale of Prop	—	—	—	(580)	(580)	—	(3)			(3)

EBITDA	$53,109	$52,890	$57,135	$64,157	$227,290	$54,618	$56,672			$111,291

EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

SUPPLEMENTAL DATA

Consolidated
3-Party Mgt & Leasing Fee Rev	$1,100	$1,394	$950	$1,171	$4,615	$1,022	$1,504	$2,526
Percentage Rents	485	674	584	1,799	3,542	571	601	1,172
Lease Buyouts	396	606	1,753	971	3,726	636	2,412	3,048
Straight Line Rents*(4)	342	439	588	710	2,079	1,051	626	1,677
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	33,760
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	2,716
Debt — Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	2,808
Preferred Dividend Payments	6,110	6,110	6,110	6,110	24,438	6,110	6,192	12,301
Preferred Share Issuance Costs					—		4,451	4,451
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794	1,505
Amort of Stock Compensation	197	319	289	302	1,107	340	326	666
Unconsolidated*(5)
Straight Line Rents*(4)	10	12	1	12	35	42	40	82
Interest Expense	884	925	918	1,150	3,877	1,199	1,200	2,399
Capitalized Interest	23	—	—	—	23	—	—	—
Debt — Principal Reductions	93	247	104	307	750	176	151	327
Amort of Deferred Finan’g Costs	19	19	19	19	75	19	19	38

Notes:

(1)	The effects of interest, taxes, depreciation and amortization from discontinued operations which are not reflected in the above scheduled line items.

(2)	The Company includes the effects of undepreciated real estate (e.g. land and outparcels) in EBITDA, as this is a recurring source of cash.

(3)	To agree with the 4Q gain reflected in the Reconciliation to FFO of $2,627, $224K of Income Tax Expense must be included. The $224K is the tax expense associated with a property disposition. Per the NAREIT’s Accounting Quarterly Update, July 2000, the gain and tax associated with the disposition of property should be excluded from the calculation of FFO.

(4)	Post 2002, the effects of straight line rents are included in the calculation of FFO, according The NAREIT’s White Paper.

(5)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)

COVERAGE RATIOS

	1Q02	2Q02	3Q02	4Q02	FYE '02	1Q03	2Q03	3Q03	4Q03	YTD '03

SEC Coverage Ratios (SEC Reg. S-K, Item 503)
Earnings to Fixed Charges	1.6	1.7	1.6	1.8	1.7	1.5	1.5			1.5
Earnings to Fixed Charges & Preferred Share Distributions	1.3	1.4	1.4	1.6	1.4	1.3	1.3			1.3
Reconciliation of SEC Coverage Ratios
Earnings
Net Income (before pfd share)	16,796	25,665	15,995	14,920	73,377	16,000	12,231			28,232
Discontinued Operations:
Minority Interest in CRLP	—	—	1,977	184	2,161	3,088	—			3,088
Gain on Disposal	—	—	(6,069)	—	(6,069)	(9,627)	—			(9,627)
CRLP Min Int. — Common U/H	6,725	11,019	3,792	4,959	26,495	2,424	1,634			4,058
Gains from Sales of Property	(9,808)	(22,304)	(613)	(2,757)	(35,483)	(29)	(2,277)			(2,307)
Income Tax Expense	33	(33)		-618	618	(181)	(167)			(348)
Income from Ptly-Owned Entities	(344)	(57)	(585)	(982)	(1,968)	(85)	5			(80)

	13,402	14,290	14,497	16,942	59,132	11,590	11,426			23,016
Amort of Interest Capitalized	375	375	375	375	1,500	400	400			800
Capitalized Interest	(2,574)	(2,229)	(1,796)	(1,464)	(8,064)	(1,327)	(1,389)			(2,716)
Distrib from Ptly-Owned Entities	527	1,016	956	2,921	5,420	615	1,420			2,035
Fixed Charges, from below	21,320	20,462	21,677	22,378	85,838	20,833	21,585			42,418

Earnings	33,050	33,915	35,709	41,152	143,826	32,110	33,442			65,552

Fixed Charges
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184			33,760
Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389			2,716
Amort of Deferred Finan’g Costs	765	793	843	1,236	3,637	711	794			1,505
Distrib to Series B Pfd Unitholders	2,218	2,218	2,218	2,218	8,873	2,218	2,218			4,437

Total	21,320	20,462	21,677	22,378	85,838	20,833	21,585			42,418

Fixed Charges & Preferred Share Distributions Add: Distrib-Pfd Share Series A, C & D	3,891	3,891	3,891	3,891	15,565	3,891	3,973			7,865

Total	25,211	24,354	25,569	26,270	101,403	24,724	25,559			50,282

Supplemental Coverage Ratios
Interest Coverage*(1)	3.2	3.3	3.2	3.4	3.3	3.1	3.1			3.1
Fixed Charge Coverage*(2)	2.2	2.3	2.3	2.4	2.3	2.1	2.2			2.2
Fixed Charge w/ Cap Int*(3)	2.0	2.1	2.1	2.3	2.1	2.0	2.1			2.0

Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.

Reconciliation of Supplemental Coverage Ratios

See EBITDA Reconciliation on page 14.

Interest Coverage Denominator
Interest Expense	15,763	15,222	16,820	17,460	65,265	16,576	17,184	33,760
Interest Exp. — Discontinued Op	—	—	—	—	—	—	—	—
Interest Exp. — Unconsolidated	884	925	918	1,150	3,877	1,199	1,200	2,399

Total Interest Expense	16,647	16,147	17,738	18,610	69,141	17,775	18,384	36,159

Fixed Charge Denominator
Add: Preferred Dividend Pmts	6,110	6,110	6,110	6,110	24,438	6,110	6,192	12,301
Debt Principal Amortization	801	988	1,117	1,382	4,288	1,454	1,354	2,808
Debt Prin Amort — Disc’d Op	—	—	—	—	—	—	—	—
Debt Prin Amort — Uncons’d	93	247	104	307	750	176	151	327

Total Fixed Charges	23,650	23,492	25,068	26,408	98,617	25,515	26,081	51,595

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	2,574	2,229	1,796	1,464	8,064	1,327	1,389	2,716
Cap Interest — Discontinued Op	—	—	—	—	—	—	—	—
Cap Interest — Unconsolidated	23	—	—	—	23	—	—	—

Total Fixed Charges w/ Cap Int	26,247	25,721	26,864	27,872	106,704	26,842	27,470	54,311

Notes:

(1)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(2)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, Management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.